Exhibit 99.2

PRESS RELEASE

COMMUNITY BANCORP. REPORTS STOCK DIVIDEND

Derby, VT	For Immediate Release

For more information contact: Richard C. White at (802) 334-7915

     Community Bancorp., the parent company of Community National Bank, has declared a 5% stock dividend payable July 1, 2005 to shareholders of record as of June 15, 2005.

     Community National Bank is an independent bank that has been serving its communities since 1851, with offices now located in Derby, Derby Line, Island Pond, Barton, Newport, Troy, St. Johnsbury, Montpelier and Barre.